SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



Date of Report            May 15, 1996



                  HOUSEHOLD CONSUMER LOAN TRUST 1995-1

        (Exact name of registrant as specified in its charter)


                     HOUSEHOLD FINANCE CORPORATION

                     (Administrator of the Trust)
         (Exact name as specified in Administrator's charter)


      Delaware                   0-28518               88-0345949

(State or other juris-    (Commission File Numbers)   (IRS Employer
diction of incorpora-
Identification
tion of Administrator)                                Number of
                                                      Registrant)


  2700 Sanders Road, Prospect Heights, Illinois          60070

(Address of principal executive offices of             (Zip Code)
     Administrator)


Administrator's telephone number, including area code 847/564-5000




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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (C)  Exhibits

          99   Statement to (a) Series 1995-1 Participants with
respect to
               the distribution on May 14, 1996 as provided for
under Article
               V of the Pooling and Servicing Agreement dated as of

               September 1, 1995 among Household Finance
Corporation, as
               Servicer and The Chase Manhattan Bank, N.A., as
Deposit
               Trustee and Section 5 of the Series 1995-1
Supplement to the
               Pooling and Servicing Agreement, (b) Noteholders with respect to the Payment Date on May 15, 1996 as provided for under
               Section 3.23 of the Indenture dated as of September
1, 1995
               between Household Consumer Loan Trust 1995-1 and The
Bank of
               New York, as Indenture Trustee, and (c)
Certificateholders
               with respect to the Payment Date on May 15, 1996 as provided for under Section 5.04 of the Trust Agreement dated as of
               September 1, 1995 between Household Consumer Loan
Corporation
               and The Chase Manhattan Bank (USA), as Owner
Trustee.



























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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                            HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the

                            HOUSEHOLD CONSUMER LOAN TRUST 1995-1
                                    (Registrant)

                         By:  /s/ J. W. Blenke
Dated: May 21, 1996           J. W. Blenke
                              Authorized Representative




















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                               EXHIBIT INDEX

Exhibit

Number    Exhibit
   Page



     5
     99   Statement to (a) Series 1995-1 Participants with respect
to the
          distribution on May 14, 1996 as provided for under
Article V of the
          Pooling and Servicing Agreement dated as of  September 1,
1995
          among Household Finance Corporation, as Servicer and The
Chase
          Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the
          Series 1995-1 Supplement to the Pooling and Servicing
Agreement,
          (b) Noteholders with respect to the Payment Date on May
15, 1996 as
          provided for under Section 3.23 of the Indenture dated as of
          September 1, 1995 between Household Consumer Loan Trust
1995-1 and
          The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on
May 15, 1996
          as provided for under Section 5.04 of the Trust Agreement dated as of September 1, 1995 between Household Consumer Loan
Corporation
          and The Chase Manhattan Bank (USA), as Owner Trustee.


























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